Exhibit 10.7.2

When Recorded, Mail To:

Attn: DJ Land Manager

1625 Broadway, Suite 2200

Denver, CO 80202

FORM OF

AMENDMENT 01

TO

THAT CERTAIN

SECOND AMENDED AND RESTATED

GAS GATHERING AGREEMENT

WELLS RANCH

CONTRACT NUMBER: CRWR01-GG

This AMENDMENT 01 (this “Amendment”) shall be effective as among Noble Energy, Inc., a Delaware corporation (the “Producer”) and Colorado River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns (“Midstream Co”) as of September 1, 2016 (the “Amendment Effective Time”). This Amendment modifies that certain Second Amended and Restated Gas Gathering Agreement, effective as of March 31, 2016 (the “Agreement”), which has been given contract number CRWR01-GG and is comprised of (i) that certain Second Amended and Restated Agreement Terms and Conditions Relating to Gas Gathering Services (the “Agreement Terms and Conditions”), last updated March 31, 2016, together with (ii) that certain Second Amended and Restated Agreement Addendum 01 (the “Agreement Addendum”), effective as of March 31, 2016. The Agreement Terms and Conditions, the Agreement Addendum and this Amendment shall constitute one contract and shall be the Agreement of the Parties.

WHEREAS, the Parties acknowledge that the purpose of this Amendment is make certain technical modifications.

WHEREAS, the Parties agree and acknowledge that amendments to the Agreement Terms and Conditions set forth herein constitute an amendment only to the Agreement and not to any other agreement in respect of natural gas gathering services to which Producer is a party.

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein and the mutual agreements in the Agreement, Midstream Co and Producer hereby agree as follows:

1. Amendments.

1.1 Section 1.1 of the Agreement (which appears in the Agreement Terms and Conditions) is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

“Facility Segment” means each segment of an Individual System comprised of facilities beginning at a Receipt Point and ending at a Delivery Point. If an Individual System does not contain any such distinct segment, then the term Facility Segment shall be synonymous with Individual System.

“Individual System” means the portion of the System beginning at the Receipt Points and ending at the Delivery Points. The Individual Systems in existence on the Effective Date are more particularly described in writing between Producer and Midstream Co. Additional Individual Systems may be added to the System from time to time in satisfaction of the needs identified by Producer and evidenced in writing between Producer and Midstream Co.

1.2 Section 1.1 of the Agreement (which appears in the Agreement Terms and Conditions) is further amended by amending and restating clauses (a) and (b) of the defined term “Dedicated Production” to read as follows: “(a) Product owned by Producer or an Affiliate of Producer and produced from a Well within the Dedication Area that is operated by Producer or an Affiliate under the Control of Producer, (b) Reserved,”.

1.3 Section 2.3(d) of the Agreement (which appears in the Agreement Terms and Conditions) is hereby amended and restated in its entirety to read: “(d) to pool, communitize or unitize Producer’s interests with respect to Dedicated Production”.

1.4 Section 2.4(b)(iv) of the Agreement (which appears in the Agreement Terms and Conditions) is amended and restated in its entirety to read: “(iv) Reserved.”.

1.5 Section 3.1(e) of the Agreement (which appears in the Agreement Terms and Conditions) is hereby amended by deleting the sentence that reads as follows “In the sole discretion of each Person serving as a Midstream Co under a Midstream Agreement Addendum, such Midstream Co may work with any other Midstream Co to prepare and deliver a System Plan jointly.” and inserting in place thereof the following sentence: “Midstream Co may, in its sole discretion, work with OpCo or any of OpCo’s subsidiaries to prepare and deliver a System Plan jointly with such other entity or entities.”

1.6 Section 3.2 of the Agreement (which appears in the Agreement Terms and Conditions) is hereby amended by inserting the following new clause (e) immediately following clause (d) of such Section 3.2:

“(e) Substation and Interconnection Facilities. The obligations of Midstream Co hereunder to design and construct the Individual System and to perform the Services do not include the design or construction of any substation or other interconnecting facilities required to procure electricity for the Individual System. If a substation or any other interconnecting facility is required in order for Midstream Co to perform its obligations

Amendment 01 – Page 2

Second Amended and Restated Gas Gathering Agreement

Colorado River Gas Gathering Agreement

CRWR01-GG

hereunder, Midstream Co and Producer shall enter into a separate agreement setting forth each Party’s responsibilities in connection therewith, including an allocation of responsibility for all associated costs and expenses.”

2. Confidentiality. Pursuant to Section 17.11 of the Agreement (which appears in the Agreement Terms and Conditions), the Parties have agreed to treat the information exchanged in connection with and the provisions of the Agreement as confidential. In addition, confidential treatment has been requested with the Securities and Exchange Commission for the pricing terms of the Agreement, and the Parties agree to take appropriate measures to abide by the requirements imposed by the Securities and Exchange Commission to preserve such confidential treatment, if granted.

3. Confirmation. The provisions of the Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment. No provision of the Agreement is amended or otherwise modified hereby, except as expressly stated herein.

4. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party to the Agreement, nor constitute a waiver of any provision of the Agreement. On and after the Amendment Effective Time, this Amendment shall for all purposes constitute a part of the Agreement.

5. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State, excluding any conflicts of law rule or principle that might refer construction of such provisions to the laws of another jurisdiction.

(Signature Pages follow)

Amendment 01 – Page 3

Second Amended and Restated Gas Gathering Agreement

Colorado River Gas Gathering Agreement

CRWR01-GG

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement in duplicate originals to be effective as of the Amendment Effective Time.

“Producer” NOBLE ENERGY, INC.

By:
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this              day of                     ,             , by Gary W. Willingham as Executive Vice President of Noble Energy, Inc., a Delaware corporation.

WITNESS my hand and official seal.

My commission expires:

Notary Public

Amendment 01 – Signature Page 1

Second Amended and Restated Gas Gathering Agreement

Colorado River Gas Gathering Agreement

CRWR01-GG

“Midstream Co” COLORADO RIVER DEVCO LP

By:	Colorado River DevCo GP LLC
	By:	Noble Midstream Services, LLC

By:
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
	)	ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this              day of                         ,             , by Terry R. Gerhart as Chief Executive Officer of Noble Midstream Services, LLC, which is the sole member of Colorado River DevCo GP LLC, which is the general partner of Colorado River DevCo LP, a Delaware limited partnership.

WITNESS my hand and official seal.

My commission expires:

Notary Public

Amendment 01 – Signature Page 2

Second Amended and Restated Gas Gathering Agreement

Colorado River Gas Gathering Agreement

CRWR01-GG